Exhibit 99.2
TriMas Corporation
Supplemental Business Segment Financial Information - As Previously Reported
(Unaudited, dollars in thousands)

	2019 quarterly periods ended
	March 31	June 30	September 30	December 31
Packaging
Net sales	$88,840	$103,990	$105,480	$94,030
Operating profit	$17,640	$22,640	$19,740	$20,750
Special Items(1) to consider in evaluating operating profit:
Reversal of a contingent deferred purchase price liability	—	—	—	(3,950)
Purchase accounting costs	1,020	260	—	—
Business restructuring and severance costs	—	—	360	2,700
Adjusted operating profit	$18,660	$22,900	$20,100	$19,500

Aerospace
Net sales	$38,330	$42,240	$43,140	$41,130
Operating profit	$5,740	$7,010	$8,230	$7,420
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	440	—	—	—
Adjusted operating profit	$6,180	$7,010	$8,230	$7,420

Specialty Products
Net sales	$94,120	$93,140	$88,210	$35,760
Operating profit	$10,860	$10,170	$8,400	$2,530
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	200
Adjusted operating profit	$10,860	$10,170	$8,400	$2,730

Corporate Expenses
Operating loss	$(8,390)	$(8,710)	$(7,680)	$(9,910)
Special Items to consider in evaluating operating loss:
M&A diligence and transaction costs	1,120	700	700	1,440
Adjusted operating loss	$(7,270)	$(8,010)	$(6,980)	$(8,470)

Total Company
Net sales	$221,290	$239,370	$236,830	$170,920
Operating profit	$25,850	$31,110	$28,690	$20,790
Total Special Items to consider in evaluating operating profit	2,580	960	1,060	390
Adjusted operating profit	$28,430	$32,070	$29,750	$21,180
(1) Certain costs, expenses and other amounts or charges, collectively described as "Special Items," that are included in the determination of net income, earnings per share and/or cash flows from operating activities under GAAP, but that management believes should be separately considered when evaluating the quality of the Company’s core operating results, given they may not reflect the ongoing activities of the business. Management believes that presenting these non-GAAP financial measures, adjusted to remove the impact of Special Items, provides useful information to investors by helping them identify underlying trends in the Company’s businesses and facilitating comparisons of performance with prior and future periods. These non-GAAP financial measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP financial measures.

TriMas Corporation
Supplemental Business Segment Financial Information -
Recast for Prospective Segment Change
(Unaudited, dollars in thousands)

	2019 quarterly periods ended
	March 31	June 30	September 30	December 31
Aerospace - as previously reported
Net sales	$38,330	$42,240	$43,140	$41,130
Operating profit	$5,740	$7,010	$8,230	$7,420
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	440	—	—	—
Adjusted operating profit	$6,180	$7,010	$8,230	$7,420

Aerospace - recast for segment change
Net sales	$45,580	$49,510	$50,560	$48,460
Operating profit	$5,810	$7,650	$7,810	$7,680
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	440	—	—	—
Adjusted operating profit	$6,250	$7,650	$7,810	$7,680

Specialty Products - as previously reported
Net sales	$94,120	$93,140	$88,210	$35,760
Operating profit	$10,860	$10,170	$8,400	$2,530
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	200
Adjusted operating profit	$10,860	$10,170	$8,400	$2,730

Specialty Products - recast for segment change
Net sales	$86,870	$85,870	$80,790	$28,430
Operating profit	$10,790	$9,530	$8,820	$2,270
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	200
Adjusted operating profit	$10,790	$9,530	$8,820	$2,470

TriMas Corporation
Supplemental Business Segment Financial Information -
Recast for Lamons Discontinued Operations and Prospective Segment Change
(Unaudited, dollars in thousands)

	2019 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2019
Packaging
Net sales	$88,840	$103,990	$105,480	$94,030	$392,340
Operating profit	$17,640	$22,640	$19,740	$20,750	$80,770
Special Items to consider in evaluating operating profit:
Reversal of a contingent deferred purchase price liability	—	—	—	(3,950)	(3,950)
Purchase accounting costs	1,020	260	—	—	1,280
Business restructuring and severance costs	—	—	360	2,700	3,060
Adjusted operating profit	$18,660	$22,900	$20,100	$19,500	$81,160

Aerospace
Net sales	$45,580	$49,510	$50,560	$48,460	$194,110
Operating profit	$5,810	$7,650	$7,810	$7,680	$28,950
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	440	—	—	—	440
Adjusted operating profit	$6,250	$7,650	$7,810	$7,680	$29,390

Specialty Products
Net sales	$38,950	$37,330	$32,370	$28,430	$137,080
Operating profit	$4,700	$5,410	$3,620	$2,270	$16,000
Special Items to consider in evaluating operating profit:
Business restructuring and severance costs	—	—	—	200	200
Adjusted operating profit	$4,700	$5,410	$3,620	$2,470	$16,200

Corporate Expenses
Operating loss	$(8,350)	$(8,640)	$(7,600)	$(9,910)	$(34,500)
Special Items to consider in evaluating operating loss:
M&A diligence and transaction costs	1,120	700	700	1,440	3,960
Adjusted operating loss	$(7,230)	$(7,940)	$(6,900)	$(8,470)	$(30,540)

Total Company
Net sales	$173,370	$190,830	$188,410	$170,920	$723,530
Operating profit	$19,800	$27,060	$23,570	$20,790	$91,220
Total Special Items to consider in evaluating operating profit	2,580	960	1,060	390	4,990
Adjusted operating profit	$22,380	$28,020	$24,630	$21,180	$96,210

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures - As Previously Reported
(Unaudited - dollars in thousands, except share and per share amounts)

	2019 quarterly periods ended
	March 31	June 30	September 30	Nine months ended September 30, 2019
Income from continuing operations, as previously reported	$19,090	$22,020	$19,110	$60,220
Special Items to consider in evaluating quality of income from continuing operations:
M&A diligence and transaction costs	1,120	700	700	2,520
Business restructuring and severance costs	440	—	360	800
Purchase accounting costs	1,020	260	—	1,280
Income tax effect of Special Items (1)	(560)	(100)	(200)	(860)
Adjusted income from continuing operations	$21,110	$22,880	$19,970	$63,960

	2019 quarterly periods ended
	March 31	June 30	September 30	Nine months ended September 30, 2019
Diluted earnings per share from continuing operations, as previously reported	$0.42	$0.48	$0.42	$1.32
Special Items to consider in evaluating quality of EPS from continuing operations:
M&A diligence and transaction costs	0.02	0.01	0.01	0.05
Business restructuring and severance costs	0.01	—	0.01	0.02
Purchase accounting costs	0.02	0.01	—	0.03
Income tax effect of Special Items (1)	(0.01)	—	—	(0.02)
Adjusted diluted EPS from continuing operations	$0.46	$0.50	$0.44	$1.40
Weighted-average shares outstanding	45,992,182	45,828,315	45,415,767	45,745,421

(1) Income tax effect of Special Items is calculated on an item-by-item basis, utilizing the tax rate in the jurisdiction where the Special Item occurred. For the quarterly periods ended in 2019, the income tax effect of Special Items varied from the tax rate inherent in the Company's reported GAAP results, primarily as a result of certain discrete items that occurred during the period for GAAP reporting purposes.

TriMas Corporation
Additional Information Regarding Special Items Impacting
Reported GAAP Financial Measures -
Recast for Lamons Discontinued Operations
(Unaudited - dollars in thousands, except share and per share amounts)

	Recast			As reported
	2019 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2019
Income from continuing operations	$14,550	$18,720	$15,240	$13,430	$61,940
Special Items to consider in evaluating quality of income from continuing operations:
M&A diligence and transaction costs	1,120	700	700	1,440	3,960
Business restructuring and severance costs	440	—	360	2,900	3,700
Purchase accounting costs	1,020	260	—	—	1,280
Reversal of a contingent deferred purchase price liability	—	—	—	(3,950)	(3,950)
Income tax effect of Special Items (1)	(560)	(100)	(200)	120	(740)
Adjusted income from continuing operations	$16,570	$19,580	$16,100	$13,940	$66,190

	Recast			As reported
	2019 quarterly periods ended
	March 31	June 30	September 30	December 31	Year ended December 31, 2019
Diluted earnings per share from continuing operations	$0.32	$0.41	$0.34	$0.30	$1.36
Special Items to consider in evaluating quality of EPS from continuing operations:
M&A diligence and transaction costs	0.02	0.01	0.01	0.03	0.09
Business restructuring and severance costs	0.01	—	0.01	0.07	0.08
Purchase accounting costs	0.02	0.01	—	—	0.03
Reversal of a contingent deferred purchase price liability	—	—	—	(0.09)	(0.09)
Income tax effect of Special Items (1)	(0.01)	—	—	—	(0.02)
Adjusted diluted EPS from continuing operations	$0.36	$0.43	$0.36	$0.31	$1.45
Weighted-average shares outstanding	45,992,182	45,828,315	45,415,767	45,144,353	45,595,154